                                                                    Exhibit 10.7

              AGREEMENT OF TRANSFER OF TRADEMARK APPLICATION RIGHTS

                                     between

                                     SU HONG

                                       and

                              CEC TELECOM CO. LTD.

                                  (Translation)

                             Date: December 12, 2006

              AGREEMENT OF TRANSFER OF TRADEMARK APPLICATION RIGHTS

This Agreement is entered into by and between the following parties on December 11, 2006 in Beijing:

A.   Su Hong ("Transferor")
     Address: Room 1502, Building 6, Yuetannanjie Beili, Xicheng District,
     Beijing
     ID No.: 370202198109142621

B.   CEC Telecom Co. Ltd. ("Transferee")
     Address: F10, CEC Building, Nandajie, Haidian District, Beijing Legal Representative: Wu Zhiyang

WHEREAS:

1. The Transferor signed an Agreement of Transfer of Trademark Application Rights with Beijing Zhongzhengweiye Economic & Trade Co. Ltd. (hereinafter referred to as "Zhongzhengweiye") on December 6, 2006, and has obtained the application right of the three (3) "CECT" trademarks (as defined below) listed in Annex 1 after completing the relevant registration procedures.

2. The Transferee is a limited liability company duly organized and validly existing under the laws of the People's Republic of China.

3. At the request of the Transferee, the Transferor intends to transfer the application right of the 3 "CECT" trademarks owned by it to the Transferee, and the Transferee agrees to accept such transfer from the transferor in accordance with the terms and conditions herein.

Through friendly consultations, the Parties have reached the following agreement with regard to the transfer of the application right of the above-mentioned trademarks:

1.   DEFINITIONS

Unless the context otherwise requires, the following terms shall have the meanings ascribed thereto below:

1.1 "PRC" shall mean the People's Republic of China for the purpose of this Agreement, which does not include the Hong Kong Special Administrative Region, the Macau Special Administrative Region and the Taiwan region.

1.2 "Trademarks" shall mean the three (3) trademarks consisted of letters "CECT" (Application Numbers: 3756040, 3756041 and 3756042) listed in Annex 1 that had been registered with the Trademark Office of the State Administration for Industry & Commerce of the PRC (hereinafter referred to as the "Trademark Office"), and were announced in the No. 977 Announcement after Initial Review on May 28, 2005 by the Trademark Office.


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

1.3 "Trademark Application Right" shall mean all the rights and benefits the Transferor, as an applicant, is entitled to during the whole application and approval process for trademark registration with the Trademark Office, including without limitation the application right for the registration of the trademarks and other rights the Transferor is entitled to before obtaining the registered trademarks, such as the right to license the use right to others, copyright and derivative works right etc..

1.4 "Transfer" shall mean that the Transferor enters into this Agreement with the Transferee and expressly agrees to transfer the application right of the above-mentioned trademarks to the Transferee, including without limitation a series of actions, from the Transferor and the Transferee's handling of relevant procedures with the Trademark Office in accordance with this Agreement, till the Trademark Office's verification/announcement of the transfer between the Parties and the completion of the registration procedures of the trademarks with the Trademark Office.

1.5 "Force Majeure" shall mean any event that is unforeseeable, unavoidable or the consequences whereof is insurmountable which renders the performance of all or part of the obligations of either Party under this Agreement to be virtually impossible or economically impracticable, including without limitation floods, fires, droughts and other Acts of God, strikes, insurrections, turmoil and wars etc.

2.   TRANSFER OF TRADEMARK APPLICATION RIGHT

2.1 The Transferor agrees to transfer the trademark application right to the Transferee unreservedly and irrevocably, and the Transferee shall have all rights of the trademarks that rightly belong to the proprietor of the application right after accepting such transfer.

2.2 The Transferor agrees to stop using such trademarks and not to claim any right over the application right of such trademarks (and the trademarks) after this Agreement takes effect.

2.3 The Transferor agrees that upon the Trademark Office's verification/announcement of the Transferor as the proprietary holder of the application right of the trademarks, the Transferee shall have the right to apply to the Trademark office for the handling of the transfer procedures to transfer the application right of the trademarks from the Transferor to the Transferee in accordance with the agreement herein, and submit a Transfer Application/Application for Registered Trademarks (as shown in Annex 2) signed by the Transferor directly to the Trademark Office, and upon verification/announcement by the Trademark Office, become the proprietor of the application right of such trademarks, and further complete the registration procedures of the trademarks.

2.4 The Parties agree that since the Transferor had received the application right of the trademarks from Zhongzhengweiye and submitted the Transfer Application/Application or Registered Trademarks to the Trademark Office on December 10, 2006, for the period since the Transferor's receipt of the Trademark Office's Acceptance Notice of the above-mentioned application till the Transferee is announced by the Trademark Office to be the proprietor of the application right of such trademarks, the Transferor shall pledge the application right of such trademarks to the Transferee to the extent as permitted by the laws and regulations, until the

     Trademark Office verifies/announces the Transferee to be the proprietor of the application right of such trademarks.

2.5 Once the Transferee completes the registration of the trademarks at the Trademark Office and obtains a Trademark Registration Certificate, it shall become the proprietary owner of such registered trademarks and have independent and full right over such registered trademarks. At all times during the above-mentioned process and after the obtaining of the Trademark Registration Certificate, the Transferor shall not raise any disputes or objections in relation to the trademark application right (and the trademarks) for any reason.

2.6 If the above-mentioned transfer of the trademark application right is suspended, terminated or not fulfilled for causes attributable to the Transferor, the Transferor shall compensate the Transferee for any loss arising thereof.

3.   REPRESENTATIONS, WARRANTIES AND COVENANTS

3.1 The Transferor and the Transferee represent and warrant to each other as follows:

(a) it has all the powers and capacities that are necessary for the execution of this Agreement, the performance of its obligations and the exercise of its rights under this Agreement;

(b) the signatory to this Agreement, whether a natural or legal person, has been authorized for the execution of this Agreement based on his full capacity or a Board resolution;

(c) once the Agreement is executed, the Parties shall be bound by this Agreement and its annexes.

3.2 The Transferor warrants that its application for the trademarks referred to in this Agreement does not violate any applicable laws; it has obtained consent or approval from a third party and it has not violated the legitimate interest of the third party; and it lawfully and flawlessly owns the application right of the trademarks as listed in Annex 1. The Transferor has the right to transfer the application right of such trademarks to the Transferee at its own discretion.

3.3 The Transferee warrants that after the transfer, it will continue to take necessary and proactive measures for the protection of the trademarks.

3.4 The Parties agree that upon effectiveness of this Agreement, the Parties shall sign any legal documents and take any lawful actions that are necessary for the realization of the transfer under this Agreement, including without limitation that the Transferor shall unconditionally sign all necessary documents including the Transfer Application/Application for Registered Trademarks and cooperate with the Transferee in the handling of all the procedures.

4.   PRICE FOR TRANSFER OF THE TRADEMARK APPLICATION RIGHT

4.1 The Parties agree that the Transferor shall transfer the application right of the trademarks to the Transferee free of charge.

5.   DAMAGES AND INDEMNIFICATION

5.1 Where either Party breaches any representations, warranties or undertakings provided in this Agreement, the other Party shall have the right to terminate this Agreement, and request the breaching Party to pay damages to the other party or to indemnify the other party for any losses.

5.2 If in any event a third party claims that the Transferor does not have the right to transfer the application right of such trademarks, or it claims for compensation on the ground that the transfer of the trademark application right as provided in this Agreement infringes on its rights, all reasonable expenses for the defense of such claim incurred by the Transferee and the liabilities shall be borne by the Transferor.

5.3 If either Party fails to perform or timely perform any of its obligations under this Agreement due to force majeure, the Party shall not be liable.

6.   EFFECTIVENESS

6.1 This Agreement shall immediately come into effect upon execution by both Parties.

6.2 All notices in connection with this Agreement shall be in writing and shall be given or made by delivery in person by one Party to the other Party.

The addresses of the Parties for the delivery of notices are as follows:

Transferor:        Su Hong
Mailing Address:   Room 1502, Building 6, Yuetannanjie Beili, Xicheng District,
                   Beijing
Tel.:              010-68082960
Fax:               010-68081370

Transferee:        CEC Telecom Co. Ltd.
Mailing Address:   F10, CEC Building, Nandajie, Haidian District, Beijing
Tel.:              010-62501878
Fax:               010-62501289

7.   GOVERNING LAWS AND DISPUTE RESOLUTION

7.1 This Agreement shall be governed by and construed and enforced under and in accordance with the laws of the PRC.

7.2 In case the Parties have any dispute over the validity, interpretations or performance of the Agreement, they shall try to resolve it through friendly consultations. Where the dispute can not be resolved through consultations within thirty days from the date the dispute arises, either Party may file a suit in the People's Court having jurisdiction over such dispute.

8.   MISCELLANEOUS

8.1 This Agreement is severable, which means any term in this Agreement that has been defined as unlawful or unenforceable shall not affect the validity and enforceability of any other terms in this Agreement.


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

8.2 This Agreement shall constitute the entire agreement reached between the Parties with regard to the transfer of the trademark application right, and supersede all previous understandings or arrangements between the Parties.

8.3 Unless otherwise provided by laws, the failure or deferred exercise of any right under this Agreement by either Party shall not be deemed a waiver of such right, and any partial exercise of a right shall not affect the future exercise of such right.

8.4 This Agreement is executed in four originals, each of which shall have the same legal force, and each Party shall hold 2 originals of this Agreement for record.

(Signature page. No text.)


                             -------------------------------
Transferor:                  Su Hong (Signature)

Date:
                             -------------------------------
                             (MM/DD/YYYY)


Transferee:                  CEC Telecom Co. Ltd. (Seal)


Authorized Representative:
                             -------------------------------

Date:
                             -------------------------------
                             (MM/DD/YYYY)

Annex 1: List of Trademarks and Trademark Announcement after Initial Review

Annex 2: Transfer Application/Application for Registered Trademarks

                  TRADEMARK OFFICE OF THE STATE ADMINISTRATION
                             FOR INDUSTRY & COMMERCE

Address: 8, Sanlihe Donglu, Xicheng District, Beijing      Post Code: 100820

Post Code: 101500   (Bar Code: *ZC3756040 SL*)             Date of Issuance:
                                                           November 24, 2003

Beijing Zhongzhengweiye Economic & Trade Co. Ltd.          Doc No.: ZC3756040SL

Zhenlongyuan Industrial Zone
Shilibao, Miyun County                                     Agency Doc. No.: ____
Beijing

Date of Application: November 17, 2003   Application No.: 3756040   Category: 9

Applicant: Beijing Zhongzhengweiye Economic & Trade Co. Ltd.

                   REGISTRATION APPLICATION ACCEPTANCE NOTICE

Beijing Zhongzhengweiye Economic & Trade Co. Ltd.,

In accordance with relevant provisions of the Trademark Law and the Regulations for the Implementation of the Trademark Law, we have accepted the registration application of this trademark.

                                   (CECT LOGO)

            Trademark Office of the State Administration for Industry & Commerce
                                        of the People's Republic of China (Seal)

                                                         Date: November 24, 2003

                  TRADEMARK OFFICE OF THE STATE ADMINISTRATION
                             FOR INDUSTRY & COMMERCE

Address: 8, Sanlihe Donglu, Xicheng District, Beijing      Post Code: 100820

Post Code: 101500   (Bar Code: *ZC3756041 SL*)             Date of Issuance:
                                                           November 24, 2003
Beijing Zhongzhengweiye Economic & Trade Co. Ltd.
                                                           Doc No.: ZC3756041SL
Zhenlongyuan Industrial Zone
Shilibao, Miyun County                                     Agency Doc. No.: ____
Beijing

Date of Application: November 17, 2003   Application No.: 3756041   Category: 9

Applicant: Beijing Zhongzhengweiye Economic & Trade Co. Ltd.

                   REGISTRATION APPLICATION ACCEPTANCE NOTICE

Beijing Zhongzhengweiye Economic & Trade Co. Ltd.,

In accordance with relevant provisions of the Trademark Law and the Regulations for the Implementation of the Trademark Law, we have accepted the registration application of this trademark.

                                   (CECT LOGO)

            Trademark Office of the State Administration for Industry & Commerce
                                        of the People's Republic of China (Seal)

                                                         Date: November 24, 2003

                  TRADEMARK OFFICE OF THE STATE ADMINISTRATION
                             FOR INDUSTRY & COMMERCE

Address: 8, Sanlihe Donglu, Xicheng District, Beijing      Post Code: 100820

Post Code: 101500    (Bar Code: *ZC3756042 SL*)            Date of Issuance:
                                                           November 24, 2003
Beijing Zhongzhengweiye Economic & Trade Co. Ltd.
                                                           Doc No.: ZC3756042SL
Zhenlongyuan Industrial Zone
Shilibao, Miyun County                                     Agency Doc. No.: ____
Beijing

Date of Application: November 17, 2003   Application No.: 3756042   Category: 9

Applicant: Beijing Zhongzhengweiye Economic & Trade Co. Ltd.

                   REGISTRATION APPLICATION ACCEPTANCE NOTICE

Beijing Zhongzhengweiye Economic & Trade Co. Ltd.,

In accordance with relevant provisions of the Trademark Law and the Regulations for the Implementation of the Trademark Law, we have accepted the registration application of this trademark.

                                   (CECT LOGO)

            Trademark Office of the State Administration for Industry & Commerce
                                        of the People's Republic of China (Seal)

                                                         Date: November 24, 2003

           TRANSFER APPLICATION/APPLICATION FOR REGISTERED TRADEMARKS

Name of Transferor (Chinese):             Beijing Zhongzhengweiye Economic &
                                          Trade Co. Ltd.

                   (English):

Address of Transferor (Chinese):          Zhenlongyuan Industrial Zone,
                                          Shilibao, Miyun County, Beijing

                   (English):

Name of Transferor (Chinese):             Su Hong 370202198109142621

                   (English):

Address of Transferor (Chinese):          Room 1502, Building 6, Yuetannanjie
                                          Beili, Xicheng District, Beijing

                   (English):

Is the trademark jointly held?            [ ] Yes   [ ] No

Post Code:                                100045

Contact Person:                           Du Qian

Tel. (incl. area code):                   010-68082960

Fax (incl. area code):                    010-68081370

Name of Agency:                           BTA Trademark & Patent Law Office

Trademark Application/Registration No.:   3756040

Category:                                 9

Transferor's Seal          Transferee's Seal      Agency's Seal:


------------------------   --------------------   ------------------------------
(Signature): Beijing       (Signature): Su Hong   Agency's Signature:
Zhongzhengweiye Economic
& Trade Co. Ltd.

           TRANSFER APPLICATION/APPLICATION FOR REGISTERED TRADEMARKS

Name of Transferor (Chinese):             Beijing Zhongzhengweiye Economic &
                                          Trade Co. Ltd.

                   (English):

Address of Transferor (Chinese):          Zhenlongyuan Industrial Zone,
                                          Shilibao, Miyun County, Beijing

                   (English):

Name of Transferor (Chinese):             Su Hong 370202198109142621

                   (English):

Address of Transferor (Chinese):          Room 1502, Building 6, Yuetannanjie
                                          Beili, Xicheng District, Beijing

                   (English):

Is the trademark jointly held?            [ ] Yes   [ ] No

Post Code:                                100045

Contact Person:                           Du Qian

Tel. (incl. area code):                   010-68082960

Fax (incl. area code):                    010-68081370

Name of Agency:                           BTA Trademark & Patent Law Office

Trademark Application/Registration No.:   3756041

Category:                                 9

Transferor's Seal          Transferee's Seal      Agency's Seal:


------------------------   --------------------   ------------------------------
(Signature): Beijing       (Signature): Su Hong   Agency's Signature:
Zhongzhengweiye Economic
& Trade Co. Ltd.

           TRANSFER APPLICATION/APPLICATION FOR REGISTERED TRADEMARKS

Name of Transferor (Chinese):             Beijing Zhongzhengweiye Economic &
                                          Trade Co. Ltd.

                   (English):

Address of Transferor (Chinese):          Zhenlongyuan Industrial Zone,
                                          Shilibao, Miyun County, Beijing

                   (English):

Name of Transferor (Chinese):             Su Hong 370202198109142621

                   (English):

Address of Transferor (Chinese):          Room 1502, Building 6, Yuetannanjie
                                          Beili, Xicheng District, Beijing

                   (English):

Is the trademark jointly held?            [ ] Yes   [ ] No

Post Code:                                100045

Contact Person:                           Du Qian

Tel. (incl. area code):                   010-68082960

Fax (incl. area code):                    010-68081370

Name of Agency:                           BTA Trademark & Patent Law Office

Trademark Application/Registration No.:   3756042

Category:                                 9

Transferor's Seal          Transferee's Seal      Agency's Seal:


------------------------   --------------------   ------------------------------
(Signature): Beijing       (Signature): Su Hong   Agency's Signature:
Zhongzhengweiye Economic
& Trade Co. Ltd.